                                                                    Exhibit 24.1


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of NVR, Inc., a Virginia corporation (the "Corporation"), constitutes and appoints Dwight C. Schar and Paul C. Saville, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of the Corporation covering the offer and sale, from time to time on a delayed or continuous basis, of debt securities in the aggregate principal amount of approximately $400,000,000, and any and all amendments thereto (including post-effective amendments) and subsequent registration statements filed by the Corporation under Rule 462(b) of the U.S. Securities and Exchange Commission ("SEC"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                           TITLE                 DATE
---------                           -----                 ----


/s/  C. Scott Bartlett, Jr.         Director              January 13, 1998
-----------------------------
C. Scott Bartlett, Jr.



/s/  Manuel H. Johnson              Director              January 13, 1998
-----------------------------
Manuel H. Johnson



/s/  William A. Moran               Director              January 13, 1998
-----------------------------
William A. Moran



/s/  Richard H. Norair, Sr.         Director              January 13, 1998
-----------------------------
Richard H. Norair, Sr.



/s/  David A. Preiser               Director              January 13, 1998
-----------------------------
David A. Preiser



/s/  George E. Slye                 Director              January 13, 1998
-----------------------------
George E. Slye



/s/  John M. Toups                  Director              January 13, 1998
-----------------------------
John M. Toups

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of NVR Financial Services, Inc., a Pennsylvania corporation (the "Corporation"), constitutes and appoints Dwight C. Schar and Paul C. Saville, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of NVR, Inc., as primary obligor, and of the Corporation, NVR Homes, Inc., RVN, Inc. and NVR Fox Ridge, Inc., as guarantors, covering the offer and sale, from time to time on a delayed or continuous basis, of debt securities in the aggregate principal amount of approximately $400,000,000, and any and all amendments thereto (including post-effective amendments) and subsequent registration statements filed by the registrants under Rule 462(b) of the U.S. Securities and Exchange Commission ("SEC"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                        TITLE                      DATE
---------                        -----                      ----

/s/  William J. Inman            President and Director     January 13, 1998
---------------------
William J. Inman


/s/  Michael J. Cannizzo         Director                   January 13, 1998
--------------------------
Michael J. Cannizzo


/s/  Peter J. Fitzsimmons        Treasurer                  January 13, 1998
---------------------------
Peter J. Fitzsimmons


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of NVR Homes, Inc., a Virginia corporation (the "Corporation"), constitutes and appoints Dwight C. Schar and Paul C. Saville, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of NVR, Inc., as primary obligor, and of the Corporation, NVR Financial Services, Inc., RVN, Inc. and NVR Fox Ridge, Inc., as guarantors, covering the offer and sale, from time to time on a delayed or continuous basis, of debt securities in the aggregate principal amount of approximately $400,000,000, and any and all amendments thereto (including post-effective amendments) and subsequent registration statements filed by the registrants under Rule 462(b) of the U.S. Securities and Exchange Commission ("SEC"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                        TITLE                 DATE
---------                        -----                 ----


/s/  William J. Inman            Director              January 13, 1998
-----------------------
William J. Inman



/s/  Michael J. Cannizzo         Director              January 13, 1998
--------------------------
Michael J. Cannizzo

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of RVN, Inc., a Delaware corporation (the "Corporation"), constitutes and appoints Dwight C. Schar and Paul C. Saville, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of NVR, Inc., as primary obligor, and of the Corporation, NVR Financial Services, Inc., NVR Homes, Inc. and NVR Fox Ridge, Inc., as guarantors, covering the offer and sale, from time to time on a delayed or continuous basis, of debt securities in the aggregate principal amount of approximately $400,000,000, and any and all amendments thereto (including post-effective amendments) and subsequent registration statements filed by the registrants under Rule 462(b) of the U.S. Securities and Exchange Commission ("SEC"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                        TITLE                 DATE
---------                        -----                 ----


/s/ William J. Inman             President             January 13, 1998
---------------------
William J. Inman



/s/ Thomas Ruck                  Director              January 13, 1998
---------------------
Thomas Ruck



/s/ Frank Stagno                 Treasurer             January 13, 1998
---------------------
Frank Stagno

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NVR Fox Ridge, Inc., a Tennessee corporation (the "Corporation"), constitutes and appoints Dwight C. Schar and Paul C. Saville, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of NVR, Inc., as primary obligor, and of the Corporation, NVR Financial Services, Inc., NVR Homes, Inc. and RVN, Inc., as guarantors, covering the offer and sale, from time to time on a delayed or continuous basis, of debt securities in the aggregate principal amount of approximately $400,000,000, and any and all amendments thereto (including post-effective amendments) and subsequent registration statements filed by the registrants under Rule 462(b) of the U.S. Securities and Exchange Commission ("SEC"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                        TITLE                 DATE
---------                        -----                 ----

/s/  William J. Inman              Director            January 13, 1998
----------------------------
William J. Inman

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of NVR, Inc., a Virginia corporation (the "Corporation"); NVR Financial Services, Inc., a Pennsylvania corporation; NVR Homes, Inc., a Virginia corporation; and NVR Fox Ridge, Inc., a Tennessee corporation, constitutes and appoints Paul C. Saville his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of the Corporation, as primary obligor, and of NVR Financial Services, Inc., NVR Homes, Inc., RVN, Inc., a Delaware corporation, and NVR Fox Ridge, Inc., as guarantors, covering the offer and sale, from time to time on a delayed or continuous basis, of debt securities in the aggregate principal amount of approximately $400,000,000, and any and all amendments thereto (including post-effective amendments) and subsequent registration statements filed by the registrants under Rule 462(b) of the U.S. Securities and Exchange Commission ("SEC"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of his substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                        TITLE                       DATE
---------                        -----                       ----
/s/  Dwight C. Schar             Chairman of the Board of    January 13, 1998
------------------------------   Directors, President and
Dwight C. Schar                  Chief Executive Officer
                                 of the Corporation;
                                 Director of NVR Financial
                                 Services, Inc.; Chairman
                                 of the Board of Directors,
                                 Chief Executive Officer
                                 and President of NVR Homes,
                                 Inc.; Chairman of the
                                 Board and Director of NVR
                                 Fox Ridge, Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of NVR, Inc., a Virginia corporation (the "Corporation"); NVR Financial Services, Inc., a Pennsylvania corporation; NVR Homes, Inc., a Virginia corporation; RVN, Inc., a Delaware corporation; and NVR Fox Ridge, Inc., a Tennessee corporation, constitutes and appoints Dwight C. Schar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of the Corporation, as primary obligor, and of NVR Financial Services, Inc., NVR Homes, Inc., RVN, Inc., and NVR Fox Ridge, Inc., as guarantors, covering the offer and sale, from time to time on a delayed or continuous basis, of debt securities in the aggregate principal amount of approximately $400,000,000, and any and all amendments thereto (including post-effective amendments) and subsequent registration statements filed by the registrants under Rule 462(b) of the U.S. Securities and Exchange Commission ("SEC"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of his substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                        TITLE                     DATE
---------                        -----                     ----
/s/  Paul C. Saville             Senior Vice President,    January 13, 1998
----------------------           Chief Financial Officer
Paul C. Saville                  and Treasurer of the
                                 Corporation; Director
                                 of NVR Financial
                                 Services, Inc.; Senior
                                 Vice President Finance,
                                 Chief Financial Officer,
                                 Treasurer and Director
                                 of NVR Homes, Inc.; Vice
                                 President (Principal
                                 Financial Officer) and
                                 Director of RVN, Inc;
                                 Director of NVR Fox Ridge,
                                 Inc. (and Principal
                                 Financial and Accounting
                                 Officer)
